UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant _X_
Filed by a Party other than the Registrant __

Check the appropriate box:
___      Preliminary proxy statement
_X_      Definitive proxy statement
___      Definitive additional materials
___      Soliciting material under Rule 14a-12

                             UNITED BANCSHARES, INC.
        ----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

        ----------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

               Payment of filing Fee (check the appropriate box):

X   No Fee Required.
__ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

    ________________________________________________________________________

     2)   Aggregate number of securities to which the transaction applies:

    ________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing is calculated and state how it was determined.)

    ________________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

    ________________________________________________________________________

     5)   Total fee paid:

    ________________________________________________________________________

__       Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

    ________________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

    ________________________________________________________________________

     3)   Filing Party:

    ________________________________________________________________________

     4)   Date Filed:

         _______________________________________________________________________

                                     URGENT

                          IMMEDIATE RESPONSE REQUESTED



October 15, 2004

Dear Shareholder:

     On behalf of the Board of Directors and management of United Bancshares, Inc., I am pleased to invite you to the 2004 Annual Meeting of Shareholders of United Bancshares, Inc. which is to be held on Tuesday, November 23, 2004, at 9:00 A.M., local time, at the A.M.E First Episcopal District Headquarters, 3801 Market Street, 3rd Floor, Philadelphia, PA 19104. Accompanying this letter is a Notice of Meeting, a Proxy Statement and a Proxy Card. Also accompanying this letter is United Bancshares, Inc.'s Annual Report to its shareholders for the year 2003.

     Shareholders who need directions to the location of the Annual Meeting should call (215) 351-4600 between the hours of 8:30 A.M. and 4:30 P.M., local time, on any business day.

     I urge you to read the enclosed material carefully and to complete, sign and mail promptly the proxy card accompanying this letter so that your vote will be counted. For your convenience, a self-addressed stamped envelope is enclosed to return the completed proxy form.

     The officers, directors and staff of United Bank sincerely appreciate your continuing support.


                                                    Sincerely,

                                                    /s/ Evelyn F. Smalls
                                                    --------------------
                                                        Evelyn F. Smalls
                                                        President and
                                                        Chief Executive Officer

Enclosures

                             UNITED BANCSHARES, INC.
                             300 North Third Street
                             Philadelphia, PA 19106

    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 23, 2004


Dear Shareholders,

     The Annual Meeting of the Shareholders of United Bancshares, Inc. will be held at 9:00 A.M., local time, on Tuesday, November 23, 2004 at the A.M.E. First Episcopal District Headquarters at 3801 Market Street, 3rd Floor, Philadelphia, PA 19104 for the following purposes:

     1. To re-elect three (3) Class A directors to serve until the expiration of their four (4) year terms and one (1) Class B and one (1) Class C director to serve until the expiration of the balance of the terms of directors that retired in 2003.

     2. To ratify the appointment of Grant Thornton LLP as United Bancshares, Inc.'s independent certified public accountants for the year 2004.

     In their discretion, the proxies are authorized to act upon such other matters as may properly come before the meeting. Reference is made to the accompanying Proxy Statement for details with respect to the foregoing matters. Only shareholders of record at the close of business on September 20, 2004, who hold shares with voting rights, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Such shareholders may vote in person or by proxy.

                                            By Order of the Board of Directors

                                              /s/ William B. Moore
                                                  ---------------------------
                                                  William B. Moore, Secretary

Philadelphia, Pennsylvania
October 15, 2004




                                IMPORTANT NOTICE

     To assure your representation at the Annual Meeting, please complete, date, sign, and promptly mail the enclosed Proxy Card in the return envelope. No postage is necessary if mailed in the United States. Any shareholder giving a proxy has the power to revoke it at any time prior to its use for any purpose. Shareholders who are present at the meeting may withdraw their proxy prior to its use for any purpose and vote in person.

                         ANNUAL MEETING OF SHAREHOLDERS
                             United Bancshares, Inc.


                                 PROXY STATEMENT

                                  INTRODUCTION

Matters to be Considered at the Annual Meeting of Shareholders
     This Proxy Statement is being furnished to shareholders of United Bancshares, Inc. ("UBS" or "the Corporation") in connection with the solicitation of proxies by UBS for use at UBS' Annual Meeting of Shareholders to be held on Tuesday, November 23, 2004, at 9:00 A.M., or any adjournment or postponement thereof (the "Annual Meeting"). At the Annual Meeting, the shareholders will consider and vote upon (i) the re-election of three (3) Class A directors to serve until the expiration of their four (4) year terms and one
(1) Class B and one (1) Class C director to serve until the expiration of the balance of the term of directors that retired in 2003, and; (ii) the ratification of the appointment of Grant Thornton LLP as the independent certified public accountants for UBS for the year 2004. The proxies are authorized to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The approximate date upon which this Proxy Statement and the Proxy are to be mailed to shareholders is October 15, 2004. The address of the executive office of UBS is 300 North Third Street, Philadelphia, Pennsylvania 19106.


Date, Time and Place of Annual Meeting
     The Annual Meeting will be held on Tuesday, November 23, 2004, at 9:00 A.M. local time, at the A.M.E. First Episcopal District Headquarters, 3801 Market Street, 3rd Floor, Philadelphia, PA 19104.


Record Date and Voting
     The Board of Directors of UBS has fixed the close of business on September 20, 2004 as the record date for determining holders of record of UBS' Common Stock, par value $0.01 per share, entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each holder of record, of a voting share, is entitled to one vote per share on the matters to be considered at the Annual Meeting.

     The holders of a majority of the outstanding shares of UBS' Common Stock, with voting rights, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. As of September 20, 2004, there were 876,921 shares of UBS' Common Stock outstanding with voting rights.

     Shares represented by properly executed proxies will be voted in accordance with the directions indicated in the proxies, unless such proxies have previously been revoked. Each properly executed proxy on which no voting directions are indicated will be voted in favor of the adoption of the proposals recommended by management of UBS, and in the discretion of the proxy agents as to any other matters which may properly come before the Annual Meeting. A proxy may be revoked by a shareholder at any time prior to its use for any purpose by giving written notice of such revocation to William B. Moore, the Secretary of UBS, at the executive office of UBS at 300 North Third Street, Philadelphia, Pennsylvania 19106 or by appearing in person at the Annual Meeting and asking to withdraw the proxy prior to its use for any purpose so that the shareholder can vote in person. A later dated proxy revokes an earlier dated proxy.

     UBS does not know at this time of any business, other than that stated in this Proxy Statement, which will be presented for consideration at the Annual Meeting. If any unanticipated business is properly brought before the Annual Meeting, the proxy agents will vote in accordance with their best judgment.

Other Matters
     UBS will bear the entire cost of soliciting proxies for the Annual Meeting. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telefax and telegram, by the directors, officers and employees of UBS and by UBS' wholly-owned subsidiary United Bank of Philadelphia (the "Bank"). Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy material to beneficial owners of UBS' Common Stock held of record by such persons, and UBS will reimburse them for their expenses in doing so.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information known to UBS, as of September 20, 20041, with respect to the only persons to UBS' knowledge, who may be beneficial owners of more than 5% of UBS' Common Stock.




                                                                     Amount and Nature
                                                                            of            Percentage of
                                                                        Beneficial         Outstanding
 Name and Address                                                        Ownership         Corporation
 of Beneficial Owner                                                  of Corporation       Common Stock
 -------------------                                                   Common Stock           Owned
                                                                      --------------      ---------------

 Philadelphia Municipal                                                   71,667              8.17%
 Retirement System
 2000 Two Penn Center
 Philadelphia, Pennsylvania 19102

 Wachovia Corporation, (formerly, First Union Corporation) (2)            50,000              5.70%
 1 First Union Center
 Charlotte, NC 28288



------------------
(1) As of September 20, 2004, there were 876,921 shares of UBS' voting Common Stock outstanding.
(2) Wachovia Corporation owns 241,667 shares of UBS Common Stock of which 50,000 are voting shares.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that UBS' directors and executive officers file reports of their holdings of UBS' Common Stock with the Securities and Exchange Commission (the "Commission"). Based on UBS' records and other information available to it, UBS believes that the Commission's Section 16(a) reporting requirements applicable to UBS' directors and executive officers were complied with for UBS' fiscal year ended December 31, 2003.


                       UBS' AND BANK'S BOARD OF DIRECTORS

     The bylaws of UBS provide  that a Board of  Directors of not less than five
(5) and not more than twenty-five (25) directors shall manage UBS' business. UBS' Board, as provided in the bylaws, is divided into four classes of directors: Class A, Class B, Class C and Class D, with each class being as nearly equal in number as possible. The Board of Directors has fixed the number of directors at eleven (11), with three (3) members in Class A, two (2) members in Class B, four (4) members in Class C, and two (2) members in Class D. (SEE PROPOSAL 1--ELECTION OF DIRECTORS)

     Under UBS' bylaws, persons elected by the Board of Directors to fill a vacancy on the Board serve as directors for the balance of the term of the director who that person succeeds.

     The Board of Directors of UBS and the Board of Directors of the Bank meet when necessary. The Executive Committee of the Bank meets in those months when the UBS Board of Directors does not meet. The Executive Committees of UBS and the Bank act in the stead of the Boards of Directors of UBS and the Bank, respectively, and exercise the authority and powers of the Boards of Directors at intervals between meetings of the Boards of Directors insofar as may be permitted by law and have responsibility for the nomination of new directors. The Asset and Liability Management Committee of the Bank's Board meets for the purpose of managing and monitoring the Bank's exposure to interest rate risks, market risk and liquidity risk. UBS' and the Bank's Audit Committees interface with UBS' and the Bank's independent certified public accountants to review the results of the annual audit. The Bank's Compliance addresses the Bank's regulatory compliance matters. UBS has a nominating committee. UBS' Board of Directors does not have a Compensation Committee of the Board since it has no employees.


Directors' Qualifications
     In considering any individual nominated to be a director on UBS' and the Bank's Board of Directors', the Board of Directors considers a variety of factors, including whether the candidate is recommended by executive management, the individual professional or personal qualifications, including business experience, education and community and charitable activities and the individual's familiarity with the communities in which UBS or the Bank is located or is seeking to locate.


Procedures for Shareholder Nominations
     Section 3.4 of Article 3 UBS' bylaws provides that no shareholder shall be permitted to nominate a candidate for election as a director, unless such shareholder shall provide to the Secretary of UBS information about such candidate as is equivalent to the information concerning candidates nominated by the Board of Directors, that was contained in the UBS Proxy Statement for the immediately preceding Annual Meeting of shareholders in connection with election of directors. Such information consists of the name, age, any position or office held with UBS or the Bank, a description of any arrangement between the candidate and any other person(s), naming such persons pursuant to which he or she was nominated as a director, his/her principal occupation for the five (5) years prior to the meeting, the number of shares of UBS stock beneficially owned by the candidate and a description of any material transactions or series of transactions to which UBS or the Bank is a party and in which the candidate or any of his affiliates has a direct or indirect material interest, which description should specify the amount of the transaction and where practicable the amount of the candidates interest in the transaction. Such information shall be provided in writing not less than one hundred twenty (120) days before the first anniversary preceding the annual meeting of UBS' shareholders. The of Chairman of the Board of Directors is required to determine whether the director nominations have been made in accordance with the provisions of the bylaws, and if any nomination is defective, the nomination and any votes cast for the nominee(s) shall be disregarded.


Code of Conduct
UBS has a Code of Conduct ("Code") that governs the conduct of the directors, officers and employees. The Code complies with requirements of Sarbanes - Oxley Act of 2002 and the listing standards of NASDAQ and UBS provides a copy of the Code to each director, officer and employee.


General Information About UBS' and Bank's Boards of Directors
     UBS' Board of Directors  meets when  necessary  and during 2003 held eleven
(11) meetings, including UBS' organization meeting. In 2003, the Bank's Board of Directors was scheduled to meet at least monthly, except in August and during 2003 held eleven (11) meetings. The independent directors of the UBS' and the Bank's Board of Directors will hold regularly scheduled executive sessions on a regular basis, but, in any event, not less than twice a year.

     Effective with the Annual Meeting in 2004, UBS has adopted a policy of requiring all of its directors to attend UBS's annual meeting. At the annual meeting held on July 29, 2003, nine (9) of UBS's twelve (12) directors attended the meeting.


Information About the Committees of UBS' Board of Directors
     The Committees of UBS' Board of Directors are the Executive Committee and the Audit/Compliance Committee. The Executive Committee, comprised of L. Armstead Edwards (Chairman), Steven L. Sanders (Vice-Chairman), James F.

Bodine3,  Angela M. Huggins,  William B. Moore, Evelyn F. Smalls, and Marionette
Y. Wilson meets, when necessary, at the call of the Chairman, and to exercise the authority and powers of UBS' Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. The Executive Committee held eleven (11) meetings during 2003.


     Information about UBS' Audit/Compliance  Committee and Financial Expert
     The Audit/Compliance Committee, comprised of Angela M. Huggins (Chairman), James F. Bodine, L. Armstead Edwards, William B. Moore and Marionette Y. Wilson meets when necessary at the call of the Chairman. The Committee meets with the internal auditor to review audit programs and the results of audits of specific areas, as well as other regulatory compliance issues. In addition, the Committee meets with UBS' independent certified public accountants to review the results of the annual audit and other related matters. Each member of the Committee is "independent" as defined in the applicable listing standards of the National Association of Securities Dealers ("NASDAQ"). The Committee held ten (10) meetings during 2003.

     In February 2003, the Compliance Committee was combined with the Audit Committee and is comprised of the same members. On a quarterly basis compliance matters are addressed to included the review of regulatory compliance matters, the Bank's compliance programs and the Community Reinvestment Act (CRA) activities. The Committee held four (4) meetings in 2003.

     Each member of the Audit/Compliance Committee is independent and financially literate as defined by NASDAQ. The Board of Directors of the Company and the Bank have determined that Joseph T. Drennan4 is the "Financial Expert," as defined in the Securities and Exchange Commission's regulations.


Information About UBS' Nominating Committee
     The Nominating Committee, comprised of Angela M. Huggins (Chairman), L. Armstead Edwards and Ernest L. Wright, meets at the call of the Chairman. The Committee is responsible for considering and recommending future director nominees to the Board of Directors of UBS and the Bank and the Committee will be independent and meet the requirements for independence of the NASDAQ Stock market ("NASDAQ"). The Nominating Committee a charter will be made available, without charge, upon written request by the shareholders of UBS to the corporate secretary of UBS and the charter will be attached to the Proxy Statement sent to the UBS shareholders in connection with UBS' next Annual Meeting. The Committee held three (3) meetings in 2003.


Meetings of UBS' Board and its Committees
     The total number of meetings of UBS' Board of Directors that were held in 2003 was eleven (11). All of the incumbent directors, who were directors during 2003 (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors, except Luis A. Cortes5, who attended fifty percent (50%); and (ii) all directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served except as follows:
o William B. Moore, who attended seventy percent (70%) of all Audit Committee meetings;
o Steven L. Sanders, who attended fifty-five percent (55%) of all Executive Committee meetings;
o Luis A. Cortes, who did not attend any of the Compliance Committee meetings.

----------------
Footnote Information Concerning Board Committees and Members

(3) James F. Bodine was a director and served on the Board and various Board Committees until he retired in July 2003.
(4) Please note that Mr. Drennan was elected to the Company's and the Bank's Boards of Directors and the Audit Committees of those Boards of Directors on March 24, 2004, and assumed his duties as a Financial Expert of the Audit Committees of the Company's and Bank's Boards of Directors on that date.
(5) Luis A. Cortes was a director and served on the Board and various Board Committees until he began a leave of absence in April 2003, due to expanded work related obligations. He resigned from the Board of Directors on January 1, 2004

  Information About Committees of the Bank's Board of Directors
     The Committees of the Bank's Board of Directors are the Executive, Asset Liability Management, Audit/Compliance Committees and the Loan Committee.

     The Executive Committee, comprised of L. Armstead Edwards (Chairman), Steven L. Sanders (Vice-Chairman), James F. Bodine, Angela M. Huggins, William
B. Moore, Evelyn F. Smalls and Marionette Y. Wilson meets, when necessary, at the call of the Chairman, to discuss and approve certain human resource matters including compensation, to ratify and approve certain of the Bank's loans and to exercise the authority and powers of the Bank's Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. The Executive Committee held eleven (11) meetings during 2003. The Bank's Board of Directors does not have a Compensation Committee; the Executive Committee performs that function.

     The Asset Liability Management Committee, comprised of Bernard E. Anderson (Chairman), L. Armstead Edwards, James F. Bodine, Angela M. Huggins, Evelyn F. Smalls and Ernest L. Wright meets, when necessary, at the call of the Chairman, and to review and manage the Bank's exposure to interest rate risk, market risk and liquidity risk. During 2003, the Asset and Liability Management Committee held four (4) meetings.



Information about the Bank's Audit/Compliance Committee
     The Audit/Compliance Committee comprised of Angela M. Huggins (Chairman), James F. Bodine, L. Armstead Edwards, William B. Moore, and Marionette Y. Wilson meets at least quarterly. The Audit/Compliance Committee meets with the internal auditor to review audit programs and the results of audits of specific areas, as well as other regulatory compliance issues. In addition, the Audit/Compliance Committee meets with the Bank's independent certified public accountants to review the results of the annual audit and other related matters, with the internal auditor to review audit programs and the results of audits of specific areas, as well as other regulatory compliance issues. Each member of the Audit/Compliance Committee is "independent" as defined in the applicable listing standards of the National Association of Securities Dealers. The Committee held ten (10) meetings during 2003.

     In February 2003, the Compliance Committee was combined with the Audit Committee and is comprised of the same members. On a quarterly basis compliance matters are addressed to include the review of regulatory compliance matters, the Bank's compliance programs and the Community Reinvestment Act (CRA) activities. The Committee held four (4) meetings during 2003.

     The Loan Committee, comprised of David R. Bright (Chairman), James F. Bodine, L. Armstead Edwards, Wanda M. Richards6, and Evelyn F. Smalls meets when necessary to review and approve loans that are $200,000 and over and to discuss other loan-related matters. During 2003, the Loan Committee held nine (9) meetings.


Meetings of Bank's Board and its Committees

     The total number of meetings of the Bank's Board of Directors that were held in 2003 was eleven (11). All incumbent directors (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors, except Luis A. Cortes who attended fifty percent (50%); and (ii) attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served except as follows:

o William B. Moore, who attended seventy percent (70%) of all Audit Committee meetings;
o Steven L. Sanders, who attended fifty-five percent (55%) of all Executive Committee meetings; and
o    Luis A. Cortes who did not attend any Compliance Committee meetings.


-----------
Footnote Information Concerning Board Committee Members

(6) Wanda M. Richards was a director and served on the Board and various Board Committees until she resigned in June 2003.

                        BOARDS OF DIRECTORS COMPENSATION

Directors Fees
     The normal non-officer director fee paid by the Bank is Three Hundred Fifty Dollars ($350) for attending each of the Board meeting and One Hundred Seventy-five Dollars ($175) per quarter for attending the Board of Directors' Committee meetings. Directors' fees are not paid to officer directors for attending Bank Board of Directors or Committee meetings. UBS does not pay any fees to any directors for attending UBS' Board of Directors or Committee meetings. Effective April 1, 2002, the Board of Directors elected to waive all fees for an indefinite period of time.





             BIOGRAPHICAL INFORMATION ABOUT CORPORATION'S DIRECTORS

     The following table sets forth certain biographical information. Other than as indicated below, each of the persons named below has been employed in their present principal occupation for the past five years.


                                                                         Age as of
 Name, Principal Occupation and                                        September 20,       Director
 Business Experience For Past Five Years                                    2004            Since (7)
 ----------------------------------------                              ------------       -----------


                              DIRECTORS STANDING FOR RE-ELECTION

 Class A
 The terms of the following directors expire in 2008:
 1. L. Armstead Edwards                                                           62          1993
                 Owner and President, Edwards Entertainment, Inc.
                 Philadelphia, PA from 1978 until the present time

 2. Marionette Y. Wilson                                                          59          2000
                   Retired, formerly Co-Founder/Partner, John Frazier, Inc.,
                   Philadelphia, PA from 1981 -  2002

 3. Ernest L. Wright                                                              74          1993
                    Founder, President and CEO of Ernest L. Wright Construction
                    Company, Philadelphia, PA from 1976 until 2000


                                          CONTINUING DIRECTORS
 Class B
 The terms of the following directors expire in 2005:
 1. Angela M. Huggins                                                             64          1993
          Retired, formerly Vice President of Corporate Real
          Estate RMS Technologies, Inc., from 1990 until 1995
          and currently is President and CEO of RMS
          Technologies Foundation since 1993


STANDING FOR ELECTION TO REMAINDER OF UNEXPIRED TERM

2. Ahsan M. Nasratullah                                                           47         -----
                President, JNA Capital, Inc. Philadelphia, PA
                from April 1994 to present

 ------------------
 Footnote Information Concerning Directors
(7)  Reference  to service on the  Boards of  Directors  refers to the Bank only prior to 1993 and to the Bank and UBS since 1993.



                                       6


                            CONTINUING DIRECTORS
 Class C
 The terms of the following directors expire in 2006:

 1. Bernard E. Anderson                                                           66         2002
               Professor of Management/Practicing Economist at the
          Wharton School, University of Pennsylvania, Philadelphia, PA

 2. David R. Bright                                                               65         2002
          Retired, Executive Vice President, Meridian Bancorp
          Philadelphia, PA

 3. Steven L. Sanders                                                             44         2002
                President and Co-CEO, MDL Capital Management
                Philadelphia, PA

  STANDING FOR ELECTION TO REMAINDER OF UNEXPIRED TERM

 4. Joseph T. Drennan
                  Retired Executive Vice President, CoreStates Bank, 1995         59          ----
                  Currently co-founder and partner of Mulberry
                  Consulting Group, LLC from 2001 to present


                                   CONTINUING DIRECTORS
 Class D
 The terms of the following directors expire in 2007:
 1. William B. Moore                                                              61          1993
          Pastor Tenth Memorial Baptist Church, Philadelphia, PA since
          1971 and Deputy Executive Director, Philadelphia Parking
                     Authority from 2000 to present

 2. Evelyn F. Smalls                                                              59          2000
          President and Chief Executive Officer of the Bank and UBS
          Since June of 2000; Senior Vice President of the Bank from
          October 1993 to May 2000



 New Directors for 2004

Ahsan M. Nasratullah, President JNA Capital, Inc., of Philadelphia, Pennsylvania was recommended to be nominated to UBS' Board of Directors by James F. Bodine. Joseph T. Drennan, a former Executive Vice President of CoreStates Bank, and currently a cofounder and partner of Mulberry Consulting Group, LLC was recommended to be nominated to the UBS Board of Directors by Evelyn F. Smalls.

       BENEFICIAL OWNERSHIP OF STOCK BY DIRECTORS, NOMIMEES AND EXECUTIVES

     The following table lists the beneficial ownership of shares of the UBS' Common Stock as of September 20, 2004 for each of the UBS' director, nominees and executive officers. The table also shows the total number of shares of Common Stock ownership by the director, nominees and executive officers of UBS as a group.



                                                                            Common            Percent of
 Name                                                                   Stock 8,9,10       Outstanding Stock
 ----                                                                   -------------     -----------------
 Current Directors
 L. Armstead Edwards...................................................     10,833             1.0138%
 Marionette Y. Wilson (Frazier)........................................     21,050             1.9699%
 Ernest L. Wright......................................................     7,084                 *
 Angela M. Huggins.....................................................     8,368                 *
 Bernard E. Anderson...................................................      850                  *
 David B. Bright.......................................................      850                  *
 Joseph T. Drennan.....................................................      683                  *
 Ahsan M. Nasratullah..................................................      833                  *
 Steven L. Sanders.....................................................     1,000                 *
 William B. Moore......................................................     1,834                 *
 Evelyn F. Smalls......................................................      450                  *

 Certain Executive Officers
 Evelyn F. Smalls......................................................     450**                 *
 Brenda M. Hudson-Nelson...............................................       50                  *
 All Current Directors and Executive Officers as a Group ..............                        4.9506% ***










-----------------
 Footnotes Concerning Beneficial Ownership of Stock

*   Less than one percent.

**  Ms. Smalls is also a Director; see listing above.

*** Calculated by adding the Common Stock owned plus exercisable options and dividing by the actual number of shares outstanding on September 20, 2004, plus the shares subject to the exercisable option.
(8) Stock ownership information is given as of September 20, 2004, and includes shares that the individual has the right to acquire (other than by exercise of stock options) within sixty (60) days of September 20, 2004. Unless otherwise indicated, each director and each such named executive officer holds sole voting and investment power over the shares listed.
(9) The number of shares "beneficially owned" in each case includes, when applicable, shares owned beneficially, directly or indirectly, by the spouse or minor children of the director, and shares owned by any other relatives of the director residing with the director. None of the directors holds title to any shares of UBS of record that such director does not own beneficially.

(10)UBS does not know of any person having or sharing voting power and/or investment power with respect to more than 5% of the UBS' Common Stock other than Wachovia Corporation (formerly First Union Corporation) and Philadelphia Municipal Retirement System. (SEE SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.)

                       UBS'S AND BANK'S EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the current executive officers of UBS and the Bank as of September 20, 2004:



                                                                                                                      UBS Stock
       Name, Principal Occupation and          Age as of                                                             Beneficially
   Business Experience For Past 5 Years    September 20, 2004     Office with the UBS and/or Bank                        Owned
   -------------------------------------    ---------------       -------------------------------                        -----

 Evelyn F. Smalls 11,12                           59              President and Chief Executive Officer and                 450
                                                                  Director of UBS and Bank
 Brenda M. Hudson-Nelson13                        42              Executive Vice President and Chief Financial Officer       50
                                                                  of UBS and Bank







------------------
Footnote Information Concerning Executive Officers

(11) Ms. Smalls was elected as a director and was appointed as President and Chief Executive Officer in June 2000. Prior to that, Ms. Smalls was Senior Vice President of Human Resources and Compliance from October 1993 to May 2000.

(12) The President and Chief Executive Officer, currently Evelyn F. Smalls, acts as Trustee of certain voting trust agreements (the "Voting Trusts") pursuant to which Fahnstock, Inc deposited 5,209 shares of Common Stock of UBS, to be voted by the current president and chief executive officer pursuant to the terms of the Voting Trusts. The term of the Voting Trusts is ten (10) years.

(13) Ms. Hudson-Nelson was appointed Senior Vice President and Chief Financial Officer in June 2000. Prior to that, Ms. Hudson-Nelson was Vice President and Controller from January 1992 to May 2000. In May 2002, Ms. Hudson-Nelson was promoted to Executive Vice President.

                             EXECUTIVE COMPENSATION

General Disclosure Considerations Concerning Executive Compensation
     UBS believes that its shareholders should be provided clear and concise information about the compensation of the Bank's executives and the reasons the Bank's Board of Directors1 made decisions concerning their executive compensation, consistent with the Commission's proxy statement disclosure rules regarding disclosure of executive compensation.

     The format and content of the information set forth below is intended to enable UBS' shareholders to understand the rationale and criteria for the Bank's executive compensation programs and the compensation paid to the named executives and its other executives and key employees.

     UBS welcomes shareholder comment on whether the objective, to provide information to UBS' shareholders that is useful and clearly stated, has been met. Please send any comments or suggestions for further improvements in disclosure to William B. Moore, the Secretary of UBS, at the executive office of UBS, 300 North Third Street, Philadelphia, Pennsylvania 19106.


Executive Compensation
     The following information relates to all plan and non-plan compensation awarded to, earned by, or paid to (i) Evelyn F. Smalls, the President and Chief Executive Officer of the Bank, and (ii) Brenda M. Hudson-Nelson, Executive Vice President and Chief Financial Officer of the Bank, the only persons who were serving as executive officers of the Bank at December 31, 2003 (Ms. Smalls and Ms. Hudson-Nelson are hereinafter sometimes collectively referred to as the "Named Executive Officers"). Any compensation earned by the Named Executive Officers during 2003 will be reported in the proxy statement for UBS' 2004 Annual Meeting of Shareholders.

     UBS' executives are not compensated for their services to UBS rather, because the Bank is the principal subsidiary of UBS, they are compensated as officers of the Bank.14


Summary Compensation Table

     The disclosure regarding the compensation of the Bank's executives includes the following table that sets forth the compensation paid to the Named Executive Officers during the last three (3) fiscal years.


                                                                                         Annual Compensation 15
                                                                                         ----------------------
                                                                                                       Stock       All Other
                Name and Principal Position During 2003                  Year    Salary      Bonus    Options    Compensation
                ---------------------------------------                  ----    ------   -  ------   -------    ------------
                                                                                              ($)        (#)            ($)
 Evelyn F. Smalls                                                        2003     $139,050     --         --             --
 President and Chief Executive Officer                                   2002     $148,009     --         --             --
 of UBS and the Bank                                                     2001     $141,000     --         --             --


 Brenda M. Hudson-Nelson                                                 2003      $97,850     --         --             --
 Executive Vice President and Chief Financial                            2002     $102,112     --         --             --
 Officer of UBS and the Bank                                             2001     $100,900     --         --             --



------------------
Footnote Information Concerning Executive Compensation

(14) Amounts are not included in the Bonus, Stock Option and All Other Compensation columns of the table because no compensation of this nature was paid by UBS or the Bank and the restricted stock awards and long term incentive payouts columns are not included in the Compensation Table since these benefits are not made available by UBS or the Bank.

(15) The Commission's compensation disclosure rules require the use, where applicable, of a series of tables to describe various types of compensation paid to the specified executive officers. The use of a specific table or column in a table is not required by the Commission's rules if no compensation was paid or awarded to the named executives. Only the tables or columns required to be used by the Commission's rules, because of the compensation paid to the specified executive officers, have been used in this Proxy Statement.

Executive Employment Agreements
     The Bank entered into an Employment Agreement with Evelyn F. Smalls dated June 12, 2000 to serve as the Bank's President and Chief Executive Officer. The initial term of the Employment Agreement is two (2) years, unless extended or terminated. In June 2002, the Employment Agreement was extended for two (2) years. The Employment Agreement provides for an annual base salary of $135,000 that may be increased, but not decreased. Under her Employment Agreement, Ms. Smalls has an opportunity to receive an annual initial cash bonus (the "Initial Cash Bonus") of 12% of her annual base salary and an annual additional cash bonus (the "Additional Cash Bonus") of 12% of her annual base salary, based on performance targets specified in the Employment Agreement which are based on the annual earnings of the Bank.

     The Bank entered into an Employment Agreement with Brenda M. Hudson-Nelson dated June 12, 2000 to serve as the Bank's Senior Vice President, now Executive Vice President, and Chief Financial Officer. The initial term of the Employment Agreement is two (2) years, unless extended or terminated. In June 2002, the Employment Agreement was extended for two (2) years. The Employment Agreement provides for an annual base salary of $95,000 that may be increased, but not decreased. Under her Employment Agreement, Ms. Hudson-Nelson has an opportunity to receive an annual initial cash bonus (the "Initial Cash Bonus") of 12% of her annual base salary and an annual additional cash bonus (the "Additional Cash Bonus") of 12% of her annual base salary, based on performance targets specified in the Employment Agreement which are based on the annual earnings of the Bank.


Long Term Incentive Stock Option Plan
     One hundred thousand shares (100,000) of UBS' Common Stock are subject to a Long Term Incentive Compensation Plan (the "Plan") under which options to purchase UBS' Common Stock may be granted to key employees at a price not less than the fair market value thereof at the date of the grant ("Options"), and Common Stock may be awarded as Restricted Stock, subject for a period of time to substantial risk of forfeiture and restrictions on disposition as determined by the Executive Committee of the UBS Board of Directors as of the date of the grant ("Restricted Stock"). Pursuant to the Plan, options are granted in tandem with Stock Appreciation Rights ("SARs") allowing the holder of an Option to surrender the Option and receive an amount equal to the appreciation in market value of a fixed number of shares of Common Stock from the date of the grant of the Option. SARs may be payable in Common Stock or cash or a combination of both. The Plan also allows the Executive Committee of the UBS Board of Directors to grant performance shares, which are contingent rights to receive, when certain performance criteria have been attained, amounts of Common Stock and cash determined by the Executive Committee of the UBS Board of Directors for such an award. Such rights are subject to forfeiture or reduction if performance goals specified are not met during the performance period. No such options, restricted stock or SARs were granted for 2003 performance. No deferred compensation, incentive compensation or any further compensation pursuant to any plan has been paid by the Bank, or will be paid by the Bank.


Employee Stock Ownership Plan ("ESOP")
     At its Annual Shareholders Meeting held May 6, 1994, the shareholders of UBS approved the establishment of an Employee Stock Ownership Plan ("ESOP"). The ESOP has not been formally activated by UBS. No purchases have been made pursuant to the ESOP.

Audit Committee Report
     In connection with the preparation and filing of UBS' Annual Report on Form 10-K for the year ended December 31, 2003, the Audit Committee (i) reviewed and discussed the audited financial statements with UBS' management, (ii) discussed with Grant Thornton LLP, UBS' independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified or supplemented), (iii) discussed the independence of Grant Thornton LLP with Grant Thornton LLP, and (iv) has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (as modified or supplemented). Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in UBS' Annual Report on Form 10-K for the year ending December 31, 2003.

     UBS' Audit Committee is composed of Angela M. Huggins (Chairman), Joseph T. Drennan, L. Armstead Edwards, William B. Moore, and Marionette Y. Wilson who each endorsed this report.


                                                   Respectfully submitted:

                                               /s/ Angela M. Huggins
                                                   ---------------------------
                                                   Angela M. Huggins (Chairman)
                                                   Joseph T. Drennan
                                                   L. Armstead Edwards
                                                   William B. Moore
                                                   Marionette Y. Wilson


Certain Relationships and Related Transactions
     Some of the directors of the Bank and the companies with which they are associated were customers of, and had banking transactions with the Bank in the ordinary course of its business during 2003. All loans and commitments to lend were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of Bank management, the loans and commitments did not involve more than a normal risk of collectability or present other unfavorable features.

Directors' Independence
     The Boards of Directors of UBS and the Bank have determined that all of its members are independent and meet the requirements for independence of the NASDAQ Stock market ("NASDAQ"), except for Evelyn F. Smalls, because Ms. Smalls is the President and Chief Executive Officer of the UBS and the Bank, she is not independent as defined by NASDAQ.


Communicating with the Board of Directors
     Shareholders may communicate with any member or Committee of UBS or the Bank by writing to United Bancshares, Inc., Attention: Board of Directors, P.O. Box 54212, Philadelphia, PA 19105. The written communications will be provided to William D. Moore, a director and Corporate Secretary of the Board of Directors, who will determine the further distribution of the communications which are appropriate based on the nature of the information contained in the communications. For example, communications concerning accounting internal controls and auditing matters will be shared with the Chairman of the Audit/Compliance Committee of UBS' Board of Directors.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS
                           (Item 1 on the Proxy Card)

     The Board of Directors of UBS has nominated the persons listed below for election as Class D directors, each to hold office until the expiration of their term and until his or her successor is elected and qualified.


Nominees for Directors

     The following persons have been nominated by UBS' Board of Directors for election as directors to serve as follows:

         Class A - Term Expires in 2008
         ------------------------------

          (1)  L. Armstead Edwards
          (2)  Marionette Y. Wilson
          (3)  Ernest L. Wright

         Class B - Term Expires in 2005
         ------------------------------
         (1)  Ahsan M. Nasratullah

         Class C - Term Expires in 2006
         ------------------------------
         (1)  Joseph T. Drennan

         and until their successors are elected and take office.

     The persons named as proxies in the accompanying form of proxy have advised UBS that, unless otherwise instructed, they intend at the meeting to vote the shares covered by proxies for the election of the nominees named in this Proxy Statement. If one or more of the nominees should, at the time of the Annual Meeting, be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect any remaining nominee. The Board of Directors knows of no reason why the nominees will be unavailable or unable to serve as directors. UBS expects all nominees to be willing and able to serve as directors.


     The affirmative vote of the holders of at least a majority of UBS' shares of Common Stock entitled to vote present in person or by proxy at the Annual Meeting is required for the election of the nominees for directors. Proxies solicited by the Board of Directors will be voted for nominees listed above, unless the shareholders specify a contrary choice in their proxies.


     The Board of Directors recommends a vote FOR the nominees listed above.

                                   PROPOSAL 2

                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                           (Item 2 on the Proxy Card)

     The firm of Grant Thornton LLP has been appointed by the Board of Directors to serve as UBS' independent certified public accountants for the fiscal year beginning January 1, 2004. The Board of Directors of UBS is requesting shareholder approval of the appointment. A representative of the firm will be present at the meeting to answer questions and will have the opportunity to make a statement, if he so desires. The firm is presently serving UBS and the Bank, as their independent certified public accountants. Management recommends approval of this appointment. If the appointment is not approved by a majority of the shares of Common Stock of UBS present in person or by proxy and entitled to vote at the Annual Meeting, the appointment of the independent certified public accountants will be reconsidered by the Board of Directors.

     The following table presents the fees for each of the last two fiscal years for the principal accounts of UBS by category:


                                                     2003             2002
                                                 -------------   -------------

 Audit Fees...................................   $      83,500   $      73,500
 Audit-related fees...........................          15,750          13,500
 Tax fees.....................................           7,000           4,500
 All other fees...............................               -               -
                                                   -----------     -----------
    Total fees................................       $ 106,250          91,500
                                                   ===========     ===========

     The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for UBS by its independent auditor, subject to the minimus exceptions for non-audit services described in Section 10A (I) (1) (B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.


     The Audit  Committee of UBS' Board of Directors has considered  whether the
provision  of  the  non-audit   services  is  compatible  with  maintaining  the
independence of Grant Thornton LLP.

     The resolution being voted on is as follows:

             RESOLVED, that the shareholders of UBS ratify and confirm the appointment of Grant Thornton LLP as UBS' independent certified public accountants for the year 2004.

     The ratification of the selection of the independent certified public accountants requires the affirmation by vote of at least a majority of the outstanding voting shares of Common Stock of UBS present in person or by proxy and entitled to vote at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution, unless shareholders specify a contrary choice in their proxies.

     The Board of Directors  recommends a vote FOR the resolution  ratifying the
appointment  of  Grant  Thornton  LLP  as  UBS'  independent   certified  public
accountants for the year 2004.

                                   ADJOURNMENT

     If sufficient votes in favor of any of the proposals set forth herein are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for two (2) periods of not more than fifteen (15) days in the aggregate to permit further solicitation of proxies with respect to any such proposal. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. UBS will pay the costs of any additional solicitation and of any adjournment session.

                                  OTHER MATTERS

     The Board of Directors knows of no other business to be brought before the meeting. However, if any other matters come before the meeting, it is the intention that the proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgement of the persons named on the enclosed form of proxy.


                              FINANCIAL STATEMENTS

     The consolidated financial statements of UBS are not set forth in this Proxy Statement. However, they are contained in the accompanying Annual Report of UBS for the year ended December 31, 2003.


                                 OTHER BUSINESS

     Management does not know at this time of any other matters that will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the meeting, the proxies will vote in accordance with their best judgment.

                         SHAREHOLDER PROPOSALS FOR 2005

     UBS' Annual Meeting of Shareholders will be held on or about November 23, 2005. Any shareholder desiring to submit a proposal to UBS for inclusion in the proxy and proxy statement relating to that meeting must submit such proposal or proposals in writing to UBS before July 1, 2005. It is suggested that the proposal or proposals be submitted by certified mail-return receipt requested to the attention of William B. Moore, the Secretary of UBS, at the executive office of UBS, 300 North Third Street, Philadelphia, Pennsylvania 19106.


                             ADDITIONAL INFORMATION

     A copy of UBS' Annual Report for the fiscal year ended December 31, 2003, containing, among other things, financial statements examined by its independent certified public accountants, was mailed with this Proxy Statement on or about October 15, 2004 to the shareholders of record as of the close of business on September 20, 2004.

     Upon written request of any shareholder, a copy of UBS' Annual Report on Form 10-K for its fiscal year ended December 31, 2003, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission may be obtained, without charge, from UBS' Secretary, William B. Moore, at the executive office of UBS, 300 North Third Street, Philadelphia, Pennsylvania 19106.

                                           By Order of the Board of Directors of
                                           United Bancshares, Inc.

                                           /s/ William B. Moore
                                           ---------------------------
                                           William B. Moore, Secretary

                                    EXHIBIT A

                             UNITED BANCSHARES, INC.

                             AUDIT COMMITTEE CHARTER

The purpose of the Audit Policy of United Bancshares, Inc., (the "Bank") is to formally establish and provide guidance for the independent audit function, which complies with regulatory requirements. The function is in accordance with the Interagency Policy Statement on Internal Auditing. Since this function with the Bank is outsourced, an engagement letter is obtained that sets forth adherence to the Interagency Policy Statement.

The Internal Auditor, The Outsourcing Partnership, will report directly to the Audit Committee of the Board of Directors. In addition, the Internal Auditor will attend the Audit Committee meeting quarterly to report on audits and to keep abreast of the Written Agreement.

The following will accomplish the purpose of the roles and responsibilities of the independent audit function:


AUDIT COMMITTEE CHARTER
The Audit Committee of the Bank is a standing committee of the Board of Directors that has established a comprehensive Audit Charter setting forth the following: membership requirements, roles and responsibilities regarding internal controls and financial reporting, compliance with laws and regulations, code of conduct, internal audit, external audit, meetings and reporting. The Audit Charter is enclosed.


AUDIT RISK ASSESSMENT PLAN
The Audit Committee will obtain from the auditor an audit risk assessment and internal audit plan that will set forth the frequency of the audits to be performed which will be reported to and monitored by the Audit Committee. The audits will be conducted in accordance with standards established by the Institute of Internal Audit Standards and the auditor will be evaluated periodically by the Audit Committee relative to the completion of the Plan. The auditor will obtain approval from the Audit Committee if the Audit Plan is adjusted. Audit findings as well as appropriate follow-up will be reported to the Audit Committee. The Chairman of the Audit Committee will make a report to the full board.

MISSION STATEMENT:
The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          o Monitor the integrity of the Bank's financial reporting process and systems of internal controls regarding finance, accounting, risk management and regulatory compliance.
          o Monitor the independence and performance of the Bank's independent auditors and internal auditing program.
          o Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Audit Committee membership.

ORGANIZATION:
The Audit Committee of United Bancshares, Inc. (the "Committee"), defined to include the holding company and other subsidiaries is appointed by the Corporation's Board of Directors. The Committee is composed of at least three

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independent  Directors.  One of the members of the Committee has been designated its Chairman. The Committee is designated by the Board to oversee the audit affairs of the Corporation, Bank and subsidiaries to perform such specific audit function reviews as may be determined by the Committee.

Each committee member will be both independent and financially literate. No committee member shall simultaneously serve on the audit committees of more than two other public companies.

The Committee will meet quarterly and hold additional meetings, as the Chairman shall require in order to satisfy its duties and responsibilities.


ROLES AND RESPONSIBILITIES
Internal Control

o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;

o Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management; and

o Ensure that the external auditors and internal auditors keep the Audit Committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.


FINANCIAL REPORTING
General

o Review and report to the full board significant accounting and reporting issues, including recent professionals and regulatory pronouncements, and understand their impact on the financial statements; and

o Discuss with management and the internal and external auditors significant risks and exposures and the plans to minimize such risks.

Annual Financial Statements

o Review and report to the full board the annual financial statements and determine whether they are complete and consistent with the information known to Committee members, and assess whether the financial statements reflect appropriate accounting principles;

o Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of loan losses; litigation reserves; and other commitments and contingencies;

o Review with management and the external auditors to review the financial statements and the results of the audit: This review will include any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.

     o    Consider   management's   handling  of  proposed   audit   adjustments
          identified by the external auditors.

     o Review the Annual Report and other sections of the form 10-K before its release consider whether the information is adequate and consistent with Committee members' knowledge about the company and its operations.

     o Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Bank's internal controls.

Interim Financial Statements

o Be briefed on how management develops and summarizes quarterly financial the extent of external auditors review of quarterly financial information, and whether that review is performed on a pre- or post-issuance basis; and

o To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from the internal and external auditors regarding:
     -    Generally  accepted  accounting   principals  have  been  consistently
          applied;
     - There are any actual or proposed changes in accounting or financial reporting practices;
     -    There are any significant or unusual events or transactions;
     - The interim financial statements contain adequate and appropriate disclosures.
     -    The ALLL is adequate and in accordance with the Bank's policy.

Compliance with Laws and Regulations

o Review and report to the full board the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;

o Periodically obtain updates from internal compliance auditors regarding compliance; and

o Review the findings of any examinations by regulatory agencies and any auditor observations.

Compliance with the Code of Conduct

o Ensure that a code of conduct is formalized in writing and that all employees are aware of it;

o    Review the program for monitoring  compliance with the code of conduct; and
     - Periodically obtain updates from management regarding compliance.


INTERNAL AUDIT
o Review with management and the internal auditors the committee charter, audit schedule and approach, recommendation follow-up matrix, staffing and organizational structure of the internal audit function.

o Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement or dismissal of the chief audit executive.

o Review the effectiveness of the internal audit function, including the audit risk assessment and compliance with internal audit policy and procedures manual.

o On a periodic basis, meet separately with internal auditors to discuss any matters that the committee or internal auditors believe should be discussed privately.


EXTERNAL AUDIT

o    Review  the  external   auditors'  audit  scope  and  approach,   including
     coordination of audit effort with internal audit.

o Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the committee will:

- At least annually, obtain and review a report by the independent auditor describing the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Bank.

- Take into account the opinions of management and internal audit.
     -    Review and evaluate the lead partner of the independent auditor.
     -    Present its  conclusions  with respect to the external  auditor to the
          Board.
     - Ensure the rotation of the lead audit partner every five years and other audit partners every seven years, and consider whether there should be regular rotation of the audit firm itself.
     - Present its conclusions with respect to the independent auditor to the full Board.
     - Set clear hiring policies for employees or former employees of the independent auditors.
     - On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.
     - Review and discuss with the independent accountants, as may be required by law or regulation, (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications or the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant, and (3) other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.
     - Review and confirm the independence of the external auditors by reviewing the non-audit services provided and the auditors' assertion of their independence in accordance with professional standards.


OTHER RESPONSIBILITIES

     o Meet with the external auditors, regulatory examiners, lead internal auditor, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately;

     o Ensure that significant findings and recommendations made by the internal and external auditors are received and discussed on a timely basis;

     o    Perform other oversight functions as requested by the full Board; and

     o Review and assess the adequacy of the committee charter annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.


REPORTING RESPONSIBILITIES

     o Regularly report to the Board of Directors about committee activities and issues that arise with respect to the quality or integrity of the Bank's financial statements, and Bank's compliance with legal or regulatory requirements, the performance and independence of the Bank's independent auditors, and the performance of the internal audit function.

     o Report annually to the shareholders, describing the committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

     o Review any other reports the Bank issues that relate to committee responsibilities.

   ---------------------------------------------------------------------------
                     REVOCABLE PROXY UNITED BANCSHARES, INC.
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 23, 2004
                      THIS PROXY IS SOLICITED ON BEHALF OF
                THE BOARD OF DIRECTORS OF UNITED BANCSHARES, INC.

          The undersigned hereby constitutes and appoints L. Armstead Edwards, William B. Moore, or Evelyn F. Smalls, individually, proxy of the undersigned, each with full power of substitution to represent the undersigned and to vote all of the shares of United Bancshares, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of United Bancshares, Inc. to be held at A.M.E. First Episcopal District Headquarters, 3801 Market Street, 3rd Floor, Philadelphia, PA 19104 at 9:00 a.m., prevailing time and any adjournments thereof. All powers may be exercised by said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified below. Receipt of the Notice of the Meeting, the accompanying Proxy Statement and Annual Report for the Year 2003 are hereby acknowledged. The Board of Directors recommends a vote FOR each of the following proposals:

     1. PROPOSAL FOR ELECTION OF CLASS A DIRECTORS. To elect the three nominees listed below:
                           Class A--Term Expires in 2008
          L. Armstead Edwards             o  FOR        o     WITHHOLD AUTHORITY
          Marionette Y. Wilson            o  FOR        o     WITHHOLD AUTHORITY
          Ernest L. Wright                o  FOR        o     WITHHOLD AUTHORITY
        PROPOSAL FOR ELECTION OF (1) CLASS B DIRECTOR AND (1) CLASS C DIRECTOR. To elect the two nominees below:
            Class B - Term Expires in 2005 / Class C - Term Expires in 2006
          Ahsan M. Nasratullah (Class B)  o  FOR        o     WITHHOLD AUTHORITY
          Joseph T. Drennan (Class C)     o  FOR        o     WITHHOLD AUTHORITY


     2. PROPOSAL FOR RATIFICATION OF INDEPENDENT AUDITORS. To ratify the section of Grant Thorton LLP as independent auditors for 2004:

                 o  FOR           o   AGAINST               o   ABSTAIN

          In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

                  (Continued and to be SIGNED on Reverse Side)
   ---------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS.

THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER EXACTLY AS HIS OR HER NAME APPEARS ON HIS OR HER STOCK CERTIFICATE AND RETURNED PROMPTLY TO UNITED BANCSHARES, INC. IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE.

Dated:   ________, 2004

-----------------------------------------
Signature(s) (Title(s), if applicable)


-----------------------------------------
Please print name

MEETING RESERVATION
-------------------
DO YOU PLAN TO ATTEND THE ANNUAL MEETING ON TUESDAY, NOVEMBER 23, 2004?
                                                       Yes________    No________

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A FIDUCIARY CAPACITY, SUCH AS EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN, ETC., PLEASE SO INDICATE. CORPORATE AND PARTNERSHIP PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON INDICATING THE PERSON'S TITLE.

--------------------------------------------------------------------------------


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